United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 14, 2017

Date of Report (Date of earliest event reported)

Union Bridge Holdings Limited
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55731	32-0440076
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Rm. 1205, 12/F, Harcourt House 39 Gloucester Road Wanchai, Hong Kong
(Address of Principal Executive Offices)	(Zip Code)

Provide a copy of communications to:

Loeb & Loeb LLP

345 Park Ave

New York, New York 10154

Attn: Giovanni Caruso

Registrant's telephone number, including area code: (852) 2468-3012

____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant’s Certifying Accountant.

On August 14, 2017, the Board of Directors of Union Bridge Holdings Limited (the “Company”) appointed WWC, P.C. (“WWC”) as its principal accountant and terminated Anthony Kam & Associates Limited (“AKAL”) from that role. AKAL had been appointed as the Company’s principal accountant on March 14, 2017.

The audit report of AKAL on the financial statements of the Company as of and for the year December 31, 2016 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that each report noted that there was substantial doubt about the ability of the Company to continue as a going concern.

In connection with the audit of the Company’s financial statements for the year ended December 31, 2016 and the subsequent interim period, (i) there were no disagreements with AKAL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to AKAL’s satisfaction, would have caused AKAL to make reference in connection with its opinion to the subject matter of the disagreement, and (ii) were no “reportable events”, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Attached as Exhibit 16.1 is a copy of AKAL’s letter addressed to the SEC relating to the statements made by the Company in this Current Report on Form 8-K.

During the two year period ended December 31, 2016 and in the subsequent interim period prior to August 14, 2017, the Company did not consult with WWC regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and no written or oral advice was provided by WWC that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

Exhibits:

Exhibit No.	Description

16.1	Letter from Anthony Kam & Associates Limited to the SEC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated August 17, 2017

UNION BRIDGE HOLDINGS LIMITED

By:	/s/ Joseph Ho
Name:	Joseph Ho
Title:	Chief Executive Officer and Chief Financial Officer

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